MEDIA CONTACT                                      INVESTOR CONTACT

Eric Murray                                        JoAnne Martz
Objective Systems Integrators                      Objective Systems Integrators
916/353-2400, ext. 2837                            916/353-2567
egm1@osi.com                                       jfm1@osi.com


               OSI AGREES TO ACQUISITION BY AGILENT TECHNOLOGIES;
       COMBINATION WILL ENABLE AGILENT TO LEAD IN OSS FOR NEXT-GENERATION
                        COMMUNICATIONS SERVICE PROVIDERS

        OSI'S LEADING INTEGRATED OSS SOLUTIONS WILL ACCELERATE AGILENT'S
                      DELIVERY OF NEXT-GENERATION SOLUTIONS

FOLSOM, Calif., Nov. 27, 2000 - Objective Systems Integrators, Inc. (OSI) (Nasdaq: OSII), a leading provider of next-generation operations-support-system
(OSS) software for communications service providers, today announced execution of an agreement with Agilent Technologies (NYSE: A) under which Agilent will acquire OSI.

         OSI, a public company headquartered in Folsom, Calif., with more than 400 employees worldwide and an installed base of more than 120 customers and 250 installations, designs, develops and markets OSS software for communications services in today's large-scale, multivendor network environments. OSI's products are designed under its NETeXPERT(R) Unified Management Architecture(TM) (UMA(TM)) to provide integrated systems for service assurance, service delivery and service usage.

         Agilent is a leader in providing OSS solutions using Signaling System7
(SS7) management. SS7 is the protocol that enables end-to-end communications services. Agilent also provides leading-edge Internet service-level agreement
(SLA), eCommerce management software and optical-network management solutions. Agilent has OSS systems installed with most of the world's largest service providers.

         The acquisition of OSI will significantly enhance Agilent's solution portfolio with industry-leading expertise and technologies.

         Richard G. Vento, Co-Chairman and Co-CEO, said, "The combination of OSI and Agilent will create a strong provider in the OSS software market. This combination should position Agilent as the premier vendor in terms of breadth of product and end-to-end solutions for next-generation services. OSI's UMA will provide a flexible, integrated base for rapid new-product development in the fast-moving communications industry."

         The addressable worldwide OSS revenues are expected to grow at a 39 percent compounded annual growth rate. This rapid growth is fueled by the critical needs of service providers to rapidly deploy new technologies and to operate and manage their multivendor networks to meet exploding customer demand for new broadband services.

         Ned Barnholt, Agilent president and CEO, said, "OSI is a great fit with Agilent's strategy and clearly positions us as the leading provider of next-generation OSS solutions for current and next-generation communications service providers. We will be acquiring an innovative, profitable and fast-growing company that will strengthen our ability to help communications service providers meet their biggest challenge: to bring new services to market quickly and provide a revenue stream to leverage their huge network investments."

         James T. Olsen, OSI's executive vice president, pointed out the value to customers and partners. He said, "We believe this combination will bring immediate benefit to our customers and partners. The synergy that will be created is substantial--in terms of solutions, customer and partner support, and channels. And, most important, Agilent is just as committed to OSS software development as OSI is. The combination of the two companies makes the next-generation networks deliverable."

         A wholly owned subsidiary of Agilent will commence a tender offer to purchase all outstanding shares of OSI for $17.75 per share in cash. Shareholders of OSI representing approximately 54% of its outstanding shares have entered into voting agreements and agreed to tender their shares in the tender offer.

         The parties expect the transaction to close in approximately six weeks, after completion of the tender offer and other closing conditions have been met. The tender offer is subject to Agilent's receipt of a majority of OSI's outstanding shares, as well as a majority of the OSI shares not owned by the shareholders who have entered into voting agreements, the receipt of all regulatory approvals and other customary conditions. The Boards of Directors of both OSI and Agilent have approved the transaction. Based on OSI's outstanding shares, the transaction is valued at approximately $665 million. In addition, Agilent will assume OSI employees' existing stock options.

         Agilent's management discussed the transaction in a conference call this morning. A Webcast of the call is available at www.osi.com and www.investor.agilent.com/medialist2.cfm. An audio replay will be available at 1 p.m. (PST) on November 27th through 4 p.m. December 4th. The replay number is
(719) 457--0800: enter pass-code 611191.

         Morgan Stanley Dean Witter served as financial advisor to Agilent and Gerard Klauer Mattison and Adams Harkness & Hill advised OSI.

ABOUT OSI

OSI (www.osi.com) is a leading provider of advanced software solutions that enable rapid time-to-market for eBusiness and communications providers worldwide to deliver dynamic, superior services. OSI has headquarters in Folsom, California, with offices worldwide.

ABOUT AGILENT TECHNOLOGIES

         Agilent Technologies Inc. (NYSE: A) is a diversified technology company with approximately 47,000 employees serving customers in more than 120 countries. Agilent is a global leader in designing and manufacturing test, measurement and monitoring instruments, systems and solutions, and semiconductor and optical components. In fiscal year 2000, Agilent had net revenue of more than $10.8 billion. The company serves industries that include communications, electronics, life sciences and healthcare.

         Information about Agilent Technologies can be found on the Web at www.agilent.com.

THIS ANNOUNCEMENT IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SHARES OF OSI. HOLDERS OF SECURITIES SHOULD READ EACH OF THE TENDER OFFER STATEMENT ON SCHEDULE TO FILED BY AGILENT AND THE SOLICITATION/ RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 FILED BY OSI WHEN THEY
BECOME AVAILABLE, AS EACH WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. INVESTORS CAN OBTAIN SUCH TENDER OFFER STATEMENT ON SCHEDULE TO AND SUCH SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AND OTHER DOCUMENTS TO BE FILED BY AGILENT TECHNOLOGIES AND OSI, FOR FREE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE HTTP://WWW.SEC.GOV. IN ADDITION, THE SCHEDULE 14D-9 AND OTHER DOCUMENTS TO BE FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BY OSI MAY BE OBTAINED FREE OF CHARGE FROM OSI BY DIRECTING A REQUEST
TO: INVESTOR RELATIONS, 101 PARKSHORE DRIVE, FOLSOM, CALIFORNIA 95630.

SAFE HARBOR STATEMENT

This news release contains forward-looking statements within the meaning of the Safe Harbor Provisions of the U.S. Private Securities Litigation Reform Act of 1995 (the "Safe Harbor Provisions"), including without limitation statements relating to completion of the transaction and to the effect of the transaction on Agilent's financial condition and future business strategies, that involve risks and uncertainties that could cause results of Agilent Technologies and/or OSI to differ materially from their respective management's current expectations. These include the timing and successful completion of product development, integration issues, the risks that the acquisitions cannot be completed successfully or that anticipated benefits are not realized and the ability to retain OSI's employees and customers as well as the risks and uncertainties that are detailed in Agilent's Annual Report on Form 10-K for the year ended October 31, 1999, and its Quarterly Report on Form 10-Q for the quarter ended July 31, 2000, and in OSI's Annual Report on Form 10-K for the year ended June 30, 2000 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 as filed with the Securities and Exchange Commission. The Safe Harbor Provisions are not applicable to the foregoing communication to the extent that they constitute tender offer materials and have not been judicially determined to be applicable to such communication to the extent that they constitute soliciting materials.

NETeXPERT, Unified Management Architecture and UMA are trademarks of Objective Systems Integrators.
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